Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 19, 1999
                                  -------------


                             CGI HOLDING CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      NEVADA               33-19980-D                       87-0450450
   -------------          ----------------             ----------------------
     (State of            (Commission file                 (IRS Employer
   incorporation)              Number)                 Identification Number)


               8400 BROOKFIELD AVENUE, BROOKFIELD, ILLINOIS 60513
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (708) 387-0900
                                 --------------


ITEM 2.  ACQUISITION

On March 5, 1999, CGI Holding Corporation (the "Company") acquired substantially all of the assets of Salle International, L.L.C. ("Salle"), pursuant to an Asset Purchase Agreement dated March 2, 1999 (the "Purchase Agreement") by and between the Company and Salle. Salle is a manufacturer, distributor and marketer of personal care products and is headquartered in Waukegan, Illinois.

Pursuant to the Purchase Agreement, the Company's newly formed and wholly-owned subsidiary, Personal Care Products, Inc., an Illinois corporation ("PCP"), acquired substantially all of the assets used by Salle in the operation of its personal care products manufacturing, distribution and marketing business (the "Acquired Assets"). On March 5, 1999 (the "Closing") in consideration for the acquisition of the Acquired Assets, PCP

(i)   agreed to paid Salle up to $525,000,
(ii) agreed to pay or assume Salle's $470,000 indebtedness owed to its senior secured creditor, and
(iii) assumed Salle's obligations under the lease for its operating facility and certain other leases.

On March 5, 1999, in events related to the acquisition:

(i) (A) PCP, pursuant to an agreement dated March 5, 1999 by and between it and Michael Balkin, a member of Salle (the "Balkin Agreement"), acquired from Mr. Balkin the $1,693,600 indebtedness that Salle owed to Mr. Balkin. In consideration for the acquisition, PCP agreed to pay Mr. Balkin (i) $300,000 at the Closing or within 15 days thereof subject to $150,000 of that amount being escrowed as provided in the Balkin Agreement, (ii) $342,000 at the Closing and
(iii) $1,000,000 in ten equal semi-annual payments on January 1 and July 1 commencing January 1 of the year that is two fiscal years after the first fiscal year in which PCP has earnings before taxes, as defined therein, of as least $400,000.00.

(B) Subsequent to the Closing, PCP and Mr. Balkin agreed to amend the terms of the $300,000 and the $342,000 payments. As amended, PCP agreed to pay Mr. Balkin the $300,000 and the $342,000 by April 30, 1999. PCP and Mr. Balkin further agreed that so long as at least $150,000 of the moneys owed him remained unpaid no amounts would have to be escrowed.

(C) As part of the Balkin Agreement, which the Company agreed to, Mr. Balkin has the right at any time on and after January 1, 2001 to convert the then outstanding indebtedness owed him into common stock of CGI Holding Corporation pursuant to a conversion price formula. The minimum conversion price would be no less than $1.00 per share. PCP has the right to set-off against the then outstanding amounts payable to Mr. Balkin and, if that amount is not adequate, any stock of the Company he received due to his exercise of conversion rights the amount of any and all loss, damage, claim, costs or expenses incurred by PCP or the Company arising from the Purchase Agreement and/or any obligation of Salle. Pursuant to the Balkin Agreement, PCP agreed to appoint Mr. Balkin and a person designed by him as directors to the Board of Directors of PCP.

(ii) PCP, pursuant to an agreement dated March 5, 1999 by and between it and Neil Seltzer, a member of Salle (the "Seltzer Agreement"), acquired from Mr. Seltzer the $50,000.00 indebtedness that Salle owed to Mr. Seltzer. In consideration for the acquisition, PCP agreed to paid Mr. Seltzer $50,000 in ten equal semi-annual payments commencing January 1, 2001. As part of the Seltzer Agreement, which the Company agreed to, Mr. Seltzer has the right at any time on and after January 1, 2001 to convert the then outstanding indebtedness owed him into common stock of CGI Holding Corporation pursuant to a conversion price formula. The minimum conversion price would be no less than $1.00 per share.

On March 8, 1999, in events related to the acquisition:

Pursuant to a Subscription Agreement dated March 8, 1999 by and between PCP and PCP Partners, an Illinois general partnership of which Mr. Balkin is the managing partner ("PCP Partners"), PCP issued 35,000 shares of the Class B Common Stock of PCP for and in consideration of PCP Partners' payment of $35,000. As a result of such subscription, PCP Partners' ownership interest in PCP is 35%.

The payment obligations of PCP under the Purchase Agreement for the Acquired Assets are being funded pursuant to loans extended by the Company to PCP. The Company has funded such loans from moneys made available to it by its subsidiaries, Roli Ink Corporation ("RIC") and Safe Environment Corp. ("SECO"). SECO has funded its loans to the Company by drawing upon its $1.35 million revolving line of credit with CIB Bank and RIC has funded its loans to the Company by drawing upon its $150 thousand revolving line of credit with CIB Bank.

The payment obligations of PCP to Mr. Balkin and to Mr. Seltzer will be satisfied from the available funds of PCP.

The consideration received by Salle and by Balkin, Seltzer and PCP Partners pursuant to the events related to the acquisition was based upon arms-length negotiations between the Company, Salle, Balkin, Seltzer and PCP Partners. Prior to the acquisition, there was no material relationship between Salle, Balkin, Seltzer or PCP Partners and the Company, any affiliates of the Company, any director or officer of the Company or any associate of any such director or officer.

The PCP acquired the sales office and the manufacturing and warehouse facilities, used in the manufacturing, distribution and marketing of the personal care products, which facilities were leased by Salle prior to the acquisition. The Company intends that PCP shall engage in the same business and use the Acquired Assets in the same manner as Salle did prior to the acquisition.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial statements of business acquired

The required financial statements will be filed by the Company, under cover of Form 8-K/A, as soon as practicable, but not later than May 18, 1999.

(b) Pro forma financial information

The required pro forma financial information will be filed by the Company, under cover of Form 8-K/A, as soon as practicable, but not later than May 18, 1999.

(c) Exhibits

2.1 Asset Purchase Agreement dated March 2, 1999, by and between CGI Holding Corporation and Salle International, L.L.C. (without schedules*).

2.2 Agreement dated March 5, 1999, by Personal Care Products, Inc. and Michael Balkin and Amendment dated as of March 16, by Personal Care Products, Inc. and Michael Balkin.

2.3 Agreement dated March 5, 1999, by Personal Care Products, Inc. and Neil Seltzer.

2.4 Subscription Agreement dated March 8, 1999, by Personal Care Products, Inc. and PCP Partners.

* The Company agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   March 19, 1999
                                  CGI HOLDING CORPORATION
                                  (Registrant)


                                  By /s/ John Giura
                                  -------------------
                                  John Giura, President and Director
                                  (Principal Executive Officer)


                                  EXHIBIT INDEX

Number   Subject Matter
------   -----------------

2.1 Asset Purchase Agreement dated March 2, 1999, by and between CGI Holding Corporation and Salle International, L.L.C.

2.2 Agreement dated March 5, 1999, by and between Personal Care Products, Inc. and Michael Balkin and Amendment dated as of March 16, by Personal Care Products, Inc. and Michael Balkin.

2.3 Agreement dated March 5, 1999, by and between Personal Care Products, Inc. and Neil Seltzer.

2.4 Subscription Agreement dated March 8, 1999, by and between Personal Care Products, Inc. and PCP Partners.



                                   Exhibit 2.1

    Asset Purchase Agreement dated March 2, 1999, by and between CGI Holding

                   Corporation and Salle International, L.L.C.


                            ASSET PURCHASE AGREEMENT


AGREEMENT made this second day of March, 1999, by and between CGI HOLDING CORPORATION, a Nevada corporation ("CGI"), and SALLE' INTERNATIONAL, L.L.C., an Illinois limited liability company ("Seller").

                              W I T N E S S E T H:

WHEREAS, CGI desires to have its wholly owned subsidiary Personal Care Products, Inc., an Illinois corporation ("Buyer") purchase and Seller desires to sell substantially all of the assets used by Seller in the operation of its personal care products manufacturing, distribution and marketing business located in Lake County, Illinois and its offices and warehouses at other locations, on the terms and conditions contained in this Agreement.

NOW THEREFORE, it is mutually agreed as follows:

I. ASSETS

At the Closing (as hereinafter defined), Seller shall sell and transfer, and Buyer shall purchase the Assets, including all those Assets acquired, less those disposed of in the ordinary course of business or otherwise permitted by this Agreement, between the date of this Agreement and the Date of Closing. For the purpose of this Agreement, "Assets" shall mean and include:

(A) All furniture, fixtures, equipment and other personal property and interests therein owned by Seller and its affiliates including those described in Exhibit A attached hereto, wherever located and whether or not appearing on the books of Seller (herein called "Machinery and Equipment");

(B) All inventories of raw materials, supplies, work in progress and finished goods of Seller, excluding, however, the inventory of scents acquired by Seller from Herbanario, L.L.C. a Rhode Island limited liability company, wherever located on the Date of Closing and which are used or usable in the Seller's business (the "Inventory"),

(C) All cash, cash equivalents, accounts receivables, deposits and investments owned by Seller and its affiliates, (herein after referred to as "Cash Equivalents") and

(D)      All other assets of Seller  employed in  connection  with the operation of Seller, tangible or intangible, wherever located, and whether or not any value therefor is reflected on the Seller's balance sheet,such as, without limiting the generality thereof, maintenance and manufacturing supplies and parts not carried as inventory, all rights and privileges of the Seller under the leases and agreements (excluding Permit No. SDA - IL-2630 from the Bureau of Alcohol, Tobacco and Firearms), including but not limit to those set forth in Exhibit B hereto and incorporated herein, patents, application, licenses (excluding, however, the License Agreement with James Dean, Inc. dated May 23, 1997) including those set forth in Exhibit C hereto and non-exclusive shop rights (rights to developments made by employees of the Seller and relating to the operation of Seller), names, (including but not limited to the name "Salle"), slogans, trademarks, trade names, service marks, and the goodwill of the business connected therewith (excluding, however, the marks "Herbanario" and "Rebel"), including those set forth on Exhibit D, copyrights, royalty agreements and brand or private label names of which the Seller is owner, licensor or licensee, bonds and surety agreements, surety deposits, trade secrets, contractual rights, actions, telephone numbers, customer lists, customer contract rights, correspondence files and records, accounts payable records, customer files, computer programs (wherever located, including but not limited to programs for payroll, general ledger, operating statements, monthly profit and loss statements and balance sheets), production records, purchasing records, inventory records, employment files, and all other assets necessary for the continued conduct Seller's business by Buyer (hereinafter referred to as the "Intangibles").

II.      CONSIDERATION

As consideration for the sale and transfer of the Assets, at Closing:

(A) Buyer shall assume, pay-off or acquire Seller's current debt to Harris Bank, Chicago, in an amount not to exceed Four Hundred Seventy Thousand Dollars ($470,000), plus current interest, and shall, as part of such transaction, obtain the release of any guarantees which may have been given to such bank in connection with such loan. Buyer may cause a third party to acquire from Harris Bank its rights in such debt and any security interests granted by Seller securing such indebtedness.

(B) Buyer shall acquire the balance of the indebtedness of Seller to Michael Balkin ("Balkin") which existed as of January 18, 1999 and which exists on the Date of Closing including the outstanding amount of new loans made by Balkin to Seller after January 18, 1999, which are approved in writing in advance by CGI, which indebtedness shall be payable on terms and conditions which are mutually acceptable to Buyer and Balkin. Notwithstanding any such approval, CGI and Buyer shall have no obligation with respect to such indebtedness if the transaction contemplated herein does not close.

(C) Buyer shall acquire the balance of the indebtedness of Seller to Neil Seltzer ("Seltzer",) on the Date of Closing, on terms and conditions which are mutually acceptable to Buyer and Seltzer.

(D) Buyer shall at Closing agree to pay to Seller up to Five Hundred Twenty-Five Thousand Dollars ($525,00.00) to be used exclusively to pay those obligations of Seller as are listed on Exhibit E attached hereto with such changes as Buyer and Seller agree upon at Closing. Such amounts shall be paid to Seller or through an escrow as Buyer directs from time to time. Buyer may off-set against the balance of such amount any claims paid by Buyer or CGI in their discretion relating to such obligations or any other obligations of Seller or arising form any breach of any agreement, covenant, representation or warranty of Seller hereunder.

(E) Buyer will assume Seller's obligations under such leases and other agreements which Buyer agrees to assume at Closing.

F) At the Closing, Buyer and Seller shall agree upon an allocation of the purchase price for Internal Revenue Service Form 8594.

III.     ADDITIONAL AGREEMENTS

(A)      Employees

Buyer shall prior to closing designate such employees of Seller who it desires to have be employed by Buyer from and after the Closing. Seller agrees to attempt to induce such employees to accept such employment by Buyer as of the Closing Date. Subject to the foregoing, Buyer shall not be obligated to hire, but may in its discretion hire, any of Seller's employees and Seller shall be solely responsible for the buyout of any employment agreements to which Seller is subject or the payment of any severance packages to any of Seller's employees. Seller shall remain obligated for all employment matters relating to its employees, including but not limited to accrued salaries, vacations and other employment benefits, none of which shall be assumed by Buyer except on the terms provided below, and shall indemnify, defend and hold Buyer on CGI harmless against any such claims.

(B)      Real Estate Lease

Seller's lease for its existing facilities is identified on Exhibit F. Seller agrees to assist Buyer in obtaining any required consents of the lessors thereunder for the assignment to Buyer or at Buyer's request assist Buyer to negotiate a new or amended leases for such facilities.

(C)      Equipment Leases

All of Seller's leases, other than the leases identified in Exhibit G, are listed on Exhibit I attached hereto.

(D)      Executory Agreements

Buyer shall assume, effective from and after the Closing, Seller's executory obligations (that is, obligations to be performed after the Date of Closing) for performance of, and, to the extent possible under the terms thereof without incurring additional monetary obligations or personal guaranties, secure the release of Seller after Closing from its liability under, the executory contracts of Seller listed in Exhibit H of this Agreement. Seller agrees, except as may expressly assumed by Buyer, to pay all monetary obligations and shall be responsible for all nonmonetary obligations under or arising out of such agreements prior to the Date of Closing.

(E)      Change of Name

Upon the Closing Seller shall change its name to some name which does not contain the name Salle or any name similar thereto.

IV.      CLOSING AND DELIVERIES

(A)      Closing

The closing shall be held at 10:00 a.m. on March 5, 1999, (the "Closing," the "Closing Date"or the "Date of Closing") but in any event shall be deemed effective on and as of the close of business on the preceding day. All transfers, assumptions, computation of the purchase price and prorations shall be on and as of the close of business on the day preceding the Closing. Closing shall be at the offices of Jolivette & Templer, P.C., 10 South LaSalle Street, Chicago, Illinois or at such other place as mutually agreed upon. If all conditions to be met on or before the specified date for the Closing have not been met, then the party whose obligations are subject to such unfulfilled conditions shall have the right to defer the Closing to another date not later than 30 days thereafter.

(B)      Transfer of Assets and Other Agreements

(1)      Seller   At the Closing, Seller shall:

(i) Convey to Buyer by bill of sale absolute with warranty of title and free and clear of any liens or encumbrances other than those specifically assumed by Buyer, but otherwise "as is, where is" and without any warranty as to quality or fitness, the Machinery and Equipment and the Inventory;

(ii) Assign to Buyer the Cash Equivalents free and clear of any liens or encumbrances. In addition Seller shall deliver to Buyer a specific assignment of all claims relating to accounts receivable of Seller due from General Nutrition Corporation.

(iii) Assign to Buyer all leases, contracts and agreements which are to be assigned to Buyer pursuant to this Agreement with any required consents;

(iv) Assign to Buyer all the patents and trademarks and applications therefor listed on Exhibits C and D and the goodwill connected therewith and other Intangibles and assign to Buyer all of Seller's right, title and interest in and to any licenses held by Seller as listed on Exhibits C and D;

(v) Amend its Articles of Organization and Operating Agreement to change its name to take out the word Salle or any name similar thereto. At the Closing, Articles of Amendment to such effect shall, at its cost, be filed by Seller;

(vi) Deliver UCC Code searches, for both the Illinois Secretary of State and Lake County, Illinois, and any other counties where its assets are located, and judgment, tax and federal tax lien searches dated no more than five (5) days prior to Closing showing no liens or encumbrances on any of the Assets other than liens which will and shall be released at the Closing or have been waived by Buyer;

(vii) Deliver releases form the Illinois Department of Revenue and Illinois Department of Employment Security (collectively the "Departments") of any liability for sales, use, withholding, income and other monies owed up to and including the Date of Closing. In the event either of the Departments shall issue an order to Buyer to withhold a certain amount form the purchase price pending its examination of accounts and issuance of releases does not occur until the filing for such returns, such amount of money shall be held out of any cash portion of the purchase price payable to Seller and such withheld amount shall be deposited with Jolivette & Templer, P.C. to be held by them as security in compliance with the order of either or both Departments until such time as written releases are received. Upon issuance of such written releases, the withheld money shall be paid over to Seller after deducting therefrom whatever amount of deficiency may be found due to the Departments. Jolivette & Templer, P.C. are hereby authorized to pay such deficiency due to the appropriate Department and to remit the balance, if any to Seller;

(viii) Deliver to Buyer the agreements of Balkin and Seltzer in forms acceptable to Buyer relating to the assignment of the indebtedness of Seller to such individuals.

(ix) Deliver the opinion of Seller's attorney as provided herein.

(x) Deliver a Certificate of Good Standing of Seller from the Illinois
Secretary of State dated not more than thirty (30) days prior to the Closing and certified resolutions of the managers and members of Seller that the transactions contemplated herein have been directly authorized by such parties and that Balkin is authorized on behalf of Seller to execute and deliver this Agreement and any and all documents required of Seller hereunder, and

(xi) Such other documents which CGI and Buyer deem reasonably necessary to vest in Buyer title to the Assets free and clear of all liens, claims, encumbrances, pledges and security interests.


(2) Buyer

At the Closing, Buyer shall:

(i) Assume payoff or acquire Seller's loan from Harris Bank Chicago, up to the amount of Four Hundred Seventy Thousand Dollars ($470,000), plus current interest, provided, however, if Buyer has not as of the Closing received the capital referred to in XII (D) (1) and waives such requirement, then Buyer need not assume, pay or acquire such indebtedness until fifteen (15) days after the Closing.

(ii) Assume the executory contracts listed on Exhibit H.

(iii) Deliver a Certificate of Good Standing of Buyer from the Illinois Secretary of State dated not more than thirty (30) days prior to Closing and certified resolutions of Buyer's Board of Directors that the transactions contemplated herein have been duly authorized by its directors; and

(iv)     Deliver the opinion of Buyer's attorney as provided herein.


(3) CGI

At the Closing, CGI shall:

(i) Deliver the opinion of CGI's attorneys or provided herein;

(ii) Deliver a Certificate of Good Standing of CGI from the Nevada
Secretary of State dated not more than thirty (30) days prior to Closing and certified resolutions of CGI's Board of Directors that the transactions contemplated herein have been duly authorized by its directors.


(4) Additional Closing Documents
Seller and Buyer shall execute and deliver all additional documents and instruments which Buyer's counsel and Seller's counsel may mutually and
reasonably   determine  are  necessary  to  the  proper   consummation  of  this
transaction.

C. Non-Assumption of Liabilities

Except for the obligations under contracts assigned to and specifically assumed by Buyer at Closing, Buyer does not assume and shall not be obligated to pay or discharge any liability or obligation (absolute, contingent, disclosed or undisclosed) of Seller arising from the operation of the Seller's businesses or the sale of the Assets to Buyer, or otherwise. Without limiting the generality of the foregoing, Seller shall pay or discharge, and Seller shall indemnify and hold Buyer and CGI harmless from all liabilities of Seller including but not limited to: (i) all taxes incurred or arising prior to or as a result of Closing including, but not limited to, the payment of federal, state or local sales, income or withholdings taxes; or (ii) any claims made by any employee of Seller arising from their employment by Seller including, but not limited to, claims for discharge, back pay, unearned vacation pay, unpaid employment benefits and future employment with Buyer or (iii) any claims, known or unknown, fixed or contingent, including but not limited to those listed on Exhibit E, made by any creditors of Seller which are not specifically assumed by Buyer in writing. Seller represents that all of its employees other than Ray Schumer are "at will" and Seller specifically agrees that Buyer has not and will not agree to and is not obligated to employ any of Seller employees. Seller may discharge some or all of its employees as of the Closing and Seller shall be liable for any and all liabilities arising from any such discharges. All taxes and similar amounts due and owing to any governmental agency relating to Seller's employees shall be paid by Seller on or before their due dates. No adjustment shall be made under the foregoing if Buyer's unemployment compensation contribution rate is changed as a result of the transactions contemplated by this Agreement.

V.       PRORATION AND COST ALLOCATION

(A)      Lease Payments

Except as otherwise set forth herein, Seller shall pay at or prior to Closing all rents, real estate taxes and other obligations under its leases of its facilities which have become due and payable prior to Closing and any other leases to be  assigned  to Buyer.  Buyer  shall  receive a  proration  credit at
Closing for any accrued obligations under such leases. Buyer shall be responsible for any year end adjustments under such leases for real estate taxes or operating expenses.

(B)      Other Costs

Each party shall pay its own attorney's fees, accountants' fees and other fees and expenses incurred by each party related to this transaction.

(C)      Accrued Vacation and other Pay

Seller shall at Buyer's election pay Buyer at Closing for all of Seller's employees hired by Buyer an amount equal to the unused and/or unpaid vacation benefits and emergency leave and sick leave to which Seller's employees are entitled through the Date of Closing. To the extent it receives the foregoin payment, Buyer hereby covenants and agrees to be responsible for all vacation benefits and emergency leave and sick leave due or alleged to be due to such employees as of, and after the Date of Closing. Seller agrees to indemnify, defend and hold Buyer harmless from any and all loss, liability, damage, claims, costs or expenses, including reasonable attorneys fees, incurred by Buyer for vacation benefits and emergency leave and sick leave for Seller's employees for which Buyer has not received such payment.

(D)      Severance  Packages,  Incentive Bonuses

Seller shall be responsible for paying any obligations to buyout any employment contracts and/or severance packages, none of which are being assumed by Buyer. Seller shall be responsible for and pay any incentive bonuses directly to the recipients thereof, if any, consistent with Seller's prior practices for the period to the Date of` Closing. Seller shall at the Date of Closing pay to the service company handling its payroll an amount equal to any FICA, unemployment compensation or similar tax levied against the employer in connection therewith.

(E)      Salaries

To the extent any salaries or wages are due or accrued to Seller's employees who are hired by Buyer, Seller covenants and agrees to pay such salaries or wages and taxes when due and payable in the normal course of business and Seller agrees to indemnify, defend and hold Buyer harmless against any claims for such amounts by Seller's employees and for any taxes related thereto.

(F)      Contracts,  Utilities, Etc.

Except as otherwise provided herein, all amounts due under the contracts, leases and agreements being assigned as listed on Exhibit B or otherwise assumed by Buyer shall be prorated as of Closing. Except as otherwise provided herein, all utility charges shall be prorated as of Closing, or final meter reading shall be made and Seller shall pay such amounts as per the final bills. Sales commissions due to commissioned sales agents shall not be prorated, and Seller covenants and agrees to pay all amounts due from Seller to such agents.

(G) Proration Payments To the extent any of Seller's costs or prorations are not paid at Closing, such amounts shall be included as part of Seller's obligations referred to in II (D) above.

VI.      REPRESENTATIONS AND WARRANTIES OF SELLER

(A) Representations and Warranties of Seller In addition to those warranties contained elsewhere herein, Seller represents and warrants to Buyer and CGI the following, both as of the date this Agreement is fully executed and as of the Date of Closing, except where specific reference is made to another date or dates, in which case such date or dates will be applied hereunder:

(1)  Organization and Authority

Seller is a limited liability company organized, validly existing, and in good standing under the laws of the State of Illinois, and has the power to carry on its operations as they are now being conducted. The execution of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action of Seller. This Agreement is valid and binding on Seller, and neither the execution of this Agreement nor the Closing of the transactions contemplated hereby is or will be in violation of Seller's Articles of Organization or Operating Agreement or any of the agreements to be assigned to Buyer except for any such violations which shall have been waived at or prior to Closing.

(2)      Results of Operations and Cost of Sales

Seller has heretofore delivered to Buyer unaudited financial statements for 1998, a copy of which is attached hereto as Exhibit I, which fairly present the financial condition and the assets and business of the Seller for the periods covered thereby.

(3)      Changes Since December 31, 1998

Since December 31, 1998, to the best of Seller's knowledge and except as may have been previously disclosed to Buyer in writing, there has not been:

(i) any change which would have a material adverse affect on the financial condition of Seller as reflected in the statements referred to in the preceding sub-paragraph, or

(ii) any material loss, damage or destruction to any of its owned or leased property which has not been repaired or will not be repaired or replaced by the Closing Date (whether or not covered by insurance).

(4)      Defaults Under Contracts

To the best of Seller's knowledge, all third parties with whom Seller has contractual relationships materially affecting the continued operation of its business are in substantial compliance therewith and are not in default thereunder except as set forth in Exhibit J hereto. Except as set forth in Exhibit J, Seller is not in default in any material respect under contracts to which it is a party or in respect to obligations owed by it materially affecting the continued operation of its business.

(5)      Reports.

To the best of Seller's knowledge, all reports currently required by any federal, state or local governmental agency pertaining to occupational health and safety or environmental matters which would affect the continued operations of its business have been timely filed by it and to the best of the knowledge of Seller and its managers the Seller is in substantial compliance with all laws, regulations and orders which could have a material affect on the continued operation of its current businesses.

(6)      Environmental Matters

The Seller's facilities and the operation of Seller's business at such locations are not in violation of any federal, state or local environmental laws, rules or regulations, there have been no discharges of any hazardous or toxic substances, as defined in any federal, state or local laws, rules or regulations, on or about such facilities and there is no friable asbestos on or about such premises. Seller has not received any actual notices of any alleged violation or the alleged violation of such premises of any federal, state or local environmental laws, rules or regulations. Seller is not required to obtain any licenses under any federal, state or local environmental laws for the operation of its business as now conducted.

(7)      Business Licenses and Permits.

To the best of Seller's knowledge, Seller has secured any and all permits, licenses or authorizations necessary from federal, state, municipal and other governmental agencies to conduct its business as presently operated and all such permits, licenses and authorizations are listed on Exhibit K attached hereto.

(8)      Taxes.

There are no tax liens on any Assets, nor have any tax claims been asserted insofar as they relate to such Assets or Seller's facilities, and no basis for any such claims exist.

(9)      Title to Assets.

The Seller owns outright and has good and marketable title to, all of the Assets free and clear of all liens, pledges, mortgages, security interest, conditional sales contracts or encumbrances of any nature whatsoever except for such interests which will be released as to the Assets at Closing or have been waived by Buyer.

(10)     Right to Assign

Seller has the right to assign to Buyer all the assets, leases and agreements being assigned to Buyer without the consent of other parties, except for such consents as are listed on Exhibit L attached hereto, all of which consents shall be given prior to or at the Closing.

(11)     Collective Bargaining Agreements, Retirement Benefits

Seller is not subject to any collective bargaining agreements or multi-employer pension or benefit plans and to the best of its knowledge is not subject to any current or threaten labor or union organizational efforts. Seller does not have, and has not previously had any pension, profit sharing, 401(k) or similar employment benefit plans and has no obligations for any unfunded retirement benefits.

(12)     Other Instruments


Neither the entering into nor the carrying out of this Agreement or the transactions contemplated hereby will, except as shall be waived on or before the Closing, result in any breach, violation of or conflict with, or will accelerate or permit the acceleration of the performance required by or the cancellation or termination of, any term or provision of any agreement or lease being assumed by Buyer or any agreement or lease materially affecting the continued operations of Seller's facilities or will create or result in any lien on the Assets except as provided herein.

(13)     Other Matters.

(i) To the best of Seller's knowledge, there is no litigation threatened or pending involving Seller or its facilities except as listed on Exhibit M hereto;

(ii)     Seller  is  the  owner  of  all  the  patents,   patent  applications,
trademarks, service marks, business names and copyrights being assigned pursuant hereto, has not assigned or licensed any rights with regard thereto and has not received any claim contesting the validity or enforceability of any of the foregoing.

(14)     Year 2000 Software Warranty

Except as expressly set forth in Exhibit N:

(i) None of the computer systems owned or operated by Seller, and none of the computer systems operated by any third party for the benefit of the Seller, including without limitation any mainframe computer systems, computer networks and personal computer systems, contain any software which is incapable of recognizing and correctly calculating dates on or after January 1, 2000, or which would otherwise cause such computer systems to fail to perform any of its intended functions in a proper manner in connection with data containing any date on or after January 1, 2000 (the "Year 2000 Problem"), and none of such computer systems will result in the failure or disruption of any of the Seller's business, operations, financial reporting, tax reporting, inventory management, accounts receivable systems, accounts payable systems, invoicing, delivery, personnel management or records, benefits records or administration, or any other records or systems, as a result of the Year 2000 Problem.


(ii) Exhibit N contains a true, correct and complete list of all written or oral studies, audits, surveys, reports and investigations conducted by or on behalf of the Seller with respect to the Year 2000 Problem, and a description of the Seller's efforts to analyze, modify or replace all computer software which the Seller has deemed necessary or appropriate in connection with the Year 2000 Problem.

(iii) The Seller is in possession of, and has the right to copy and modify, the source code version of all software used by the Seller or by any third party for the benefit of the Seller, the failure of which software would have a material adverse effect on the Seller or its business, assets, condition (financial or otherwise) or prospects.


(iv)     The  Seller  does  not  receive  data,   whether  by  electronic  data
interchange ("EDI") or otherwise, which is to be used or manipulated by any computer system operated by the Seller or by any third party for the benefit of the Seller and which is not Year 2000 Compliant.

(v) The Seller does not have any liability to any third party, pursuant to any federal or state security laws or otherwise, arising out of the Seller's failure to disclose reasonably foreseeable costs or liabilities relating to the Year 2000 Problem.

(vi) The Seller has taken all appropriate steps to preserve its rights under warranties extended to the Seller by third parties relating to any computer system's failure to be Year 2000 Compliant, including without limitation the delivery of appropriate notices to toll the expiration of applicable warranty survival periods.

(vii) The Seller has not extended to any third party any warranty which could give rise to the Seller's liability as a result of any computer system's failure to be Year 2000 Compliant.


(15)     Members
The parties to sign the Covenant Not to Compete by Members attached hereto are all the members of Seller.


VII.     REPRESENTATIONS AND WARRANTIES OF BUYER AND CGI

(A)      Representations and Warranties of Buyer

In addition to those representation and warranties contained elsewhere herein, Buyer shall represent and warrant to Seller the following, as of the Closing date, except where specific reference is made to another date or dates, in which case such date or dates will be applied hereunder:

(1)      Corporate Standing

Buyer is a  corporation  duly  organized  validly  existing and in good standing under  the  laws of the  State  of  Illinois  and has the  power to carry on its operations as they are now being conducted. The transactions of Buyer contemplated hereby have been duly authorized by all necessary action of Buyer and the Closing of the transactions contemplated hereby are not in violation of Buyer's Articles of Incorporation or by-laws.

(2)      Authorization and Effect

This Agreement, the execution and delivery hereof, and the performance of all the obligations of Buyer hereunder will as of the Closing have been approved by all necessary corporate action on Buyer's part and will constitute the legal, valid and binding obligations of Buyer in accordance with their terms and do not violate any agreements binding on Buyer.

(B)      Representations and Warranties of CGI

In addition to those representation and warranties contained elsewhere herein, CGI shall represent and warrant to Seller the following, as of the Closing Date, except where specific reference is made to another date or dates, in which case such date or dates will be applied hereunder:

(1)      Corporate Standing

CGI is a corporation duly organized, validly existing and in good standing under the laws of Nevada, and has the power to carry on its operations as they are now being conducted. The transactions of CGI contemplated hereby have been duly authorized by all necessary action of CGI and are not in violation of CGI's Articles of Incorporation or by-laws.

(2)      Authorization and Effect

This Agreement, the execution and delivery hereof, and the performance of all the obligations of CGI hereunder will as of the Closing have been approved by all necessary corporate action on CGI's part and will constitute the legal, valid and binding obligations of CGI in accordance with their terms.

VIII.    BULK SALES LAW AND COMMISSIONS

(A)      Waiver of Compliance.

Buyer waives compliance by Seller with the provisions of any bulk sale law, provided that Seller will indemnify, defend and hold Buyer and CGI harmless from any and all loss, liability, damage, costs or expenses, including reasonable attorneys' fees, and claims against Buyer and/or CGI resulting from such non-compliance.


(B)      Commissions.

The parties hereby each represent and warrant, one to the other, that they have not contracted or entered into any agreement with any broker, agent, finder or any other party in connection with this transaction, and they have not taken any action which would result in any broker's, agent's, finder's or other fees or commissions being due or payable to with respect to the transaction contemplated hereby. Each party hereby indemnifies and agrees to defend and hold the other party harmless from any loss, liability, damage, cost or expense (including reasonable attorney's fees) resulting to the other party by reason of a breach of the representation and warranty made by such party herein.

IX.      CLAIMS

It is understood and agreed that, with the exception of those liabilities expressly assumed in writing by Buyer at Closing for debts and executory contracts of Seller to the extent and as provided in this Agreement, all claims arising from the operation, manufacture and sale of products, or otherwise arising by or through the conduct of business by Seller or its predecessors prior to Closing and for any breach of any covenants, warranties or representations of Seller hereunder, shall be the responsibility of Seller and all claims arising from the operation, manufacture and sale of such products after Closing or otherwise arising by or through the conduct of the business by Buyer and any breach of any covenants, warranties or representation of Buyer or CGI shall be the responsibility of Buyer. Seller shall indemnify and agrees to defend and hold Buyer and CGI harmless and Buyer shall indemnify, defend and hold Seller and CGI harmless from any loss, liability, damage, cost or expense (including reasonable attorney's fees) to the other parties as a result of the breach of any representation, warranty or covenant herein or of claims which are the responsibility of the indemnitor, and shall cooperate in all reasonable respects in any defense thereof. Such indemnity shall extend to the parties respective officers, directors, employees and agents.


X.       NOTICE AND OPPORTUNITY TO DEFEND

If any party becomes aware of a possible claim for indemnity from another party pursuant to this Agreement, such parties claiming indemnity shall notify the indemnifying party promptly upon becoming aware of the claim and shall allow such other party to assume defense or other appropriate handling of the matters creating the claim for indemnity if such party indicates its intention to assume the defense of the claim by notice in writing within ten (10) days of being notified of the claim for indemnity.

XI.      CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS

The obligation of the Seller to consummate the transaction contemplated by this Agreement shall be subject to the fulfillment by the Buyer and/or CGI at or prior to the Closing of the following conditions:

(A)      Opinion of Buyer's and CGI's Counsel.

On the Closing Date, Seller shall have received in writing a favorable opinion of Buyer's and CGI's counsel to the effect that:

From CGI's counsel:

(1) CGI is a corporation duly incorporated and organized, validly existing and in good standing under the laws of Nevada.

(2) CGI has full corporate power and authority to execute and deliver thisAgreement and CGI has full corporate power and authority to perform all of its obligations hereunder;

(3) Execution and delivery of this Agreement by the CGI has been duly authorized by all requisite corporate action, this Agreement is valid and legally binding upon CGI, subject to bankruptcy, insolvency, reorganization or similar laws of general application, and to the best of counsel's knowledge neither the execution or delivery of this Agreement by CGI nor the performance by CGI of the terms and provisions of this Agreement will violate any provision of law (except as the same may be specifically waived herein), and will not conflict with or result in the breach of any of the terms and provisions of or constitute a default under the Articles of Incorporation or By-Laws of CGI or under any material indenture, mortgage, agreement, instrument or commitment binding on CGI or any of its properties.

From Buyer's counsel:

(4) Buyer is a corporation duly incorporated and organized, validly existing and in good standing under the laws of Illinois;

(5) Buyer has full corporate power and authority to perform all of its obligation hereunder;

(6) The performance of this Agreement by Buyer has been duly authorized by all requisite corporate action and, subject to bankruptcy, reorganization and similar laws of general application, to the best of counsel's knowledge the performance by Buyer of the terms and provisions of this Agreement will not violate any provision of law (except as the same may be specifically waived herein), and will not conflict with result in the breach of any of the terms and provisions of or constitute a default under the Articles of Incorporation or By-Laws of Buyer or under any material indenture, mortgage, agreement, instrument or commitment binding on Buyer or any of its properties.

In giving such opinion, counsel may place reasonable reliance upon the books, records, certificates and other material furnished to counsel by CGI and Buyer, and upon interviews with CGI's and Buyer's officers and other employees.

(B)      Representations True at Closing

All representations and warranties of Buyer and CGI contained in this Agreement shall be true and correct in all material respects on and as of the Closing date, and Buyer and CGI shall not be in default under any of the terms of this Agreement.

(C)      Deliveries.

Buyer or CGI shall have executed and delivered to Seller on the Closing date those items required hereunder.

XII.     CONDITIONS PRECEDENT TO BUYER'S AND CGI'S OBLIGATIONS

The obligation of the Buyer and CGI to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing of the following conditions:

(A)      Opinion of Seller's Counsel.
On the Closing date, Buyer and CGI shall have received in writing a favorable opinion of Seller's counsel, to the effect that:

(1) Seller is duly organized and is validly existing as a limited liability company in good standing under the laws of Illinois, with full power and authority to own and operate its business as now conducted by it with the Assets and to execute and deliver this Agreement and to perform all of its obligations hereunder.

(2) The execution of this Agreement and related documents have been duly and validly authorized, and are valid and binding upon the Seller, subject to bankruptcy, insolvency, reorganization or similar laws of general application, and to the best of counsel's knowledge neither the execution or delivery of this Agreement by the Seller nor the performance by it of the various terms and provisions of this Agreement will violate any provision of law (except as the same may be specifically waived herein), and will not conflict with or result in the breach of any of the terms and provisions of or constitute an material default under the Articles of Organization or Operating Agreement of the Seller.


(3) Except as set forth in an Exhibit to this Agreement, to the best of counsel's knowledge, the execution, delivery and performance of this Agreement by Seller will not constitute a default under, or a violation or breach of, any material indenture, license, lease, franchise, instrument or other agreement to which Seller is party which would affect Seller's ability to transfer the Assets sold hereunder in the condition required hereunder or create any lien thereon.

(4) Counsel is not aware that any authorization, consent or approval of any regulatory authority of the federal government or any state or local government is necessary in connection with the consummation of this Agreement by Seller.

In giving such opinion, counsel may place reasonable reliance upon the books, records, certificates and other material furnished to counsel by Seller, and upon interviews with Seller's managers and other employees.

(B)      Representations True at Closing.
All representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though made on or as of the Closing Date, and Seller shall not be in default under any of the terms of this Agreement.

(C)      Deliveries.
Seller and the other applicable parties shall have executed and delivered to Buyer or CGI on the Closing Date those items required hereunder.

(D)      Financing.

(i) Buyer shall have received firm commitments from its investors for a total capital infusion in a form satisfactory to Buyer of at least One Million Five Hundred Thousand Dollars ($1,500,000). Once such a firm commitment has been received by Buyer, then this condition shall be deemed to have been fulfilled, subject, however, to fulfilling any conditions of such commitments and the funding of such amount by such investors.

(ii) A commitment from a financial institution for a line of credit in an amount and on terms deemed sufficient by Buyer and the closing for such line of credit occurs concurrent with the Closing hereunder.

(E)      Balkin and Seltzer Agreements

Buyer shall have negotiated mutually agreeable terms with Balkin and Seltzer relating to the assignment of Seller's debt to such parties and Balkin and Seltzer shall have executed and delivered Agreements to such effect at Closing.

(F)      Lease

Buyer shall have negotiated a satisfactory arrangement with the lessor of Seller''s existing facilities or shall accept an assignment of the existing lease for such facilities with the lessor's consent, if required.



(G)      Environmental Matters.

Buyer and CGI are satisfied in their sole discretion that none of Seller's facilities are subject to any past, current or threatened environmental matter or condition.

(H)      Litigation, Collective Bargaining Agreements, Retirement Benefits.

Buyer and CGI are satisfied in their sole discretion that Seller is not subject to any pending or threatened material litigation or other proceedings and Seller is not subject to any collective bargaining agreements or unfunded retirement benefits.

(I)      Shareholder and Regulatory Approval.

CGI shall have obtained all necessary approvals from its shareholders and any regulatory bodies for the transaction contemplated hereby and the performance of CGI's obligations hereunder and under any documents to be signed, delivered or performed pursuant hereto.

(J)      Satisfaction of Due Diligence

Buyer and CGI shall have been satisfied in their sole discretion with the results of their due diligence examination of Seller and its affiliates.

(K)      Covenant Not To Compete

The Covenant Not to Compete By Members shall be signed by Balkin and Merlo at the Closing and by the other members within seven (7) days of the Closing.

In the event that any of the conditions precedent to the performance of Buyer's and CGI's obligations hereunder have not been satisfied (or waived by Buyer or CGI) prior to Closing, the Closing shall be postponed up to 30 days to allow Seller to cure such conditions. At the end of such 30 day period, Buyer and CGI shall either (x) close (whether such conditions have been satisfied or not) without any reduction in the purchase price; provided, however, Seller shall remain obligated during the period of such delay for all monetary items and/or give Buyer or CGI a proration credit therefor and as to any unliquidated items Seller shall indemnify Buyer and CGI therefor as provided in Paragraph IX above, or, (y) if such conditions have not been satisfied, notify Seller that the Agreement is terminated by reason thereof.

Upon the occurrence of the Closing hereunder all conditions precedent to the Closing shall, subject to the above, be conclusively deemed satisfied or waived solely for the purpose of the Closing by Buyer and CGI; provided, however, such waiver or satisfaction shall not affect or negate any of Seller's representations, warranties, covenants or indemnities contained herein, which representations, warranties covenants and indemnities of Seller shall survive the Closing. That Buyer or CGI have knowledge of any event, fact or breach shall not be a waiver of any representation, warranty, covenant or indemnity of Seller.


XIII.    ADDITIONAL COVENANTS OF SELLER

(A)      Continuing Operations

Seller covenants and agrees with Buyer that, except as required by applicable law, from and after January 18, 1999 until the Closing;

(1) Seller has and will operate its business in the ordinary course of business and in such manner as will not breach any of Seller's representations, warranties and covenants contained herein.

(2) Seller has not since January 18, 1999 and will not prior to Closing create or permit to exist any new lien, encumbrance or charge upon the Assets;


(3) Seller will not permit the transfer of any of its membership interests, and will not issue any additional interests, except for transfers of interests of Seller by and among its existing members;


(4) Seller shall not enter into any material contracts, or amend existing contracts, without first providing a copy thereof to Buyer and CGI;


(5) Seller shall not lend any money to or forgive any debts owing from its members, managers or employees or pay any bonuses to or increase the compensation levels of its members, managers and employees.


(B)      Covenant Not to Compete

Seller and Seller's members agree as a material inducement to Buyer to enter into this Agreement that for a period of five (5) years from the Date of Closing they shall not anywhere in the United States directly or indirectly engage in any business competitive with the business Seller now conducts and agree that either Buyer or CGI shall be entitled, in addition to any other remedy, to enforce such agreement by specific performance or by injunctive relief.

XIV.     RISK OF LOSS.

Seller shall bear the risk of all loss or damage of the Assets from all causes until the Closing. If, prior to the Date of Closing, all or a part of the Assets are damaged by fire or any other cause of whatever nature, Seller shall promptly give Buyer written notice of such damage, and Seller shall, at its option, either (a) repair and replace the damaged Assets; (b) abate the purchase price to compensate Buyer for any diminution in value; or (c) providing the amount of such loss or damage exceeds $150,000 terminate this Agreement. In the event Seller elects repair or replacement, Seller may postpone the scheduled Closing Date for such period of time as is reasonably required to repair the damaged Assets.


In the event the loss or damage exceeds $150,000, Buyer shall also have the right to terminate this Agreement. If Seller or Buyer terminates this Agreement pursuant to this Paragraph XIV, all rights and obligations of the parties hereunder shall also terminate.

XV.      DEFAULT

(A)      Seller's Default.

If Seller shall be in default after the execution of this Agreement but prior to Closing in any one of the covenants herein contained, then Buyer shall give written notice thereof to Seller and if such default shall continue for ten (10) days after receipt of such notice, CGI or Buyer may, at its option:

(1) Rescind this Agreement and require Seller to reimburse CGI and Buyer for all expenses which Buyer or CGI shall have incurred (including those incurred for Seller's account) in connection with the proposed purchase and sale, including but not limited to all attorney's fees and accountant's fees incurred by Buyer or CGI; or

 (2) Waive the default and proceed with Closing without reduction in the purchase price; provided, however, Seller shall remain obligated for all monetary items and/or give Buyer or CGI a proration credit therefor, and as to any unliquidated items, Seller shall indemnify Buyer and CGI therefor as provided in Paragraph IX above, Buyer and CGI having the right to enforce this Agreement by specific performance.

(B)      Buyer's Default.

If all Buyer's and CGI's preconditions for Closing have been fully satisfied and Buyer or CGI fails or refuses to perform their obligations to close pursuant to the terms of the Agreement and Seller has not defaulted in its obligations under this Agreement and is willing and able to close the purchase and sale contemplated herein, upon the terms herein set out, then Seller shall have no further obligation hereunder and may, at its option:

(1) Require Buyer and CGI to reimburse Seller for all expenses which Seller shall have incurred (including those incurred for Buyer's or CGI's account) in connection with the proposed purchase and sale, including but not limited to all attorney's fees incurred by Seller; or

(2) Pursue any and all remedies which are afforded to it at law or in equity.

VI.      DUE DILIGENCE, ACCESS TO RECORDS

(A)      Due Diligence

Seller agrees to make available to CGI and Buyer and their representatives all of its financial records and contracts and such other information which CGI or Buyer may request, and will provide to CGI and Buyer copies of all leases, contracts and other written agreements which relate to Seller's business. All information obtained by CGI and Buyer prior to the Closing shall be held by then in strict confidence for use solely in connection with the transactions contemplated hereby and shall not be divulged by then to others except as contemplated herein. Should the Closing not take place, all copies, memoranda, work papers, notes or other documents compiled by CGI and Buyer shall be delivered to Seller.


(B)      Access by Seller After Closing.

The Buyer and CGI shall make available to the Seller at its request, and to others as lawfully required, documents, records and all other materials arising out of or relating to the obligations of the Seller surviving the Closing, including but not limited to all information necessary for Seller's tax purposes.

XVII.    MISCELLANEOUS

(A)      Captions.

The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.



(B)      Number and Gender of Words

Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

(C)      Notices.

All notices, demands, requests and other communications required or permitted hereunder shall be in writing, and shall be personally delivered or mailed by certified mail, first class postage prepaid, or by prepaid Federal Express or other messenger service, to the party to which directed at its address as it appears below, and shall be deemed to have been give on the date actually received or refused. Any party may change its address for purposes of this paragraph by giving written notice of such change to all other parties in the manner hereinabove provided:




If to the Buyer or CGI:

John Giura
8400 Brookfield Avenue
Brookfield, Illinois 60513

With copy to:

David J. Jolivette
Jolivette & Templer, P.C.
10 South LaSalle Street
Suite 1017
Chicago, Illinois 60603

If to the Seller:

Salle International, L.L.C.
3740 Hawthorne Court
Waukegan, Illinois

Attention: Michael Balkin


With copy to:

Jeffrey Hechtman
Horwood, Marcus & Berk, Chtd.
333 West Wacker Drive
Suite 2800
Chicago, Illinois 60606



(D)      Governing Law.

This Agreement is intended to be performed in the State of Illinois and the laws of such State, excluding its choice of laws provisions, shall govern the validity, construction, enforcement and interpretation of this Agreement, and all parties agree to the venue and jurisdiction of any Court in Cook County, Illinois.

(E)      Entirety and Amendments.

This Agreement embodies the entire Agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the transaction contemplated herein, and may be amended or supplemented only by an instrument in writing executed by both parties.

(F)      Invalid Provisions.

If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable; the Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of the Agreement and the remaining provisions of the Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be legal, valid or enforceable.

(G)      Multiple Counterparts.

This Agreement may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one Agreement, but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

(H)      Parties Bound.

This Agreement shall be binding upon and inure to the benefit of Seller, Buyer and CGI.

(I)      Further Acts.

In addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered, Seller and Buyer and CGI agree to cause to be performed, executed and/or delivered at the Closing or after the Closing such further acts, deeds and assurances as may be reasonably requested by any party or necessary to consummate the transactions contemplated hereby. After the Closing Seller agrees to cooperate with the Buyer and CGI concerning the business and the transition, including but not limited to any legal proceeding by or against Buyer and/or CGI with third parties for collection of receivables or otherwise.

(J)      Survival.

All of the representations, warranties, covenants and agreements set forth in this Agreement or in writing delivered in connection with this Agreement shall survive the Closing Date and the consummation of the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


                     CGI HOLDING CORPORATION


                     By:

                     Its:



                     SALLE INTERNATIONAL, L.L.C.


                     By:

                     Michael Balkin, Manager


COVENANT NOT TO COMPETE BY MEMBERS

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned personally agree to be bound by the covenant not to compete contained in paragraph XIII (B) above.




                                  Exhibit 2.2

   Agreement dated March 5, 1999, by and between Personal Care Products, Inc.

                               and Michael Balkin


                                    AGREEMENT



AGREEMENT made this fifth day of March, 1999, by and between PERSONAL CARE PRODUCTS, INC., an Illinois corporation ("PCP"), and MICHAEL BALKIN, ("Balkin").

                              W I T N E S S E T H:

Concurrently herewith PCP as Buyer is purchasing certain assets of Salle' International, L.L.C., an Illinois limited liability company ("Salle") pursuant to an Asset Purchase Agreement dated March 2, 1999 (the "Salle Agreement"). Balkin is a creditor of Salle. PCP is not willing to consummate such transaction with Salle without the agreement of Balkin contained herein.

NOW  THEREFORE,  in  consideration  of these  premises  and for  other  good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, it is mutually agreed as follows:

1.       Assignment of Debt

On and subject to the terms and conditions herein contained, Balkin hereby sells, assigns and transfers to PCP any and all indebtedness known or unknown, liquidated or unliquidated, contingent or absolute, owed by Salle to Balkin and any claims of Balkin against Salle related thereto. Balkin represents that the total liquidated indebtedness of Salle to Balkin on the date hereof is $1,693,600. Balkin agrees to execute and deliver from time to time any additional documents which PCP may request to evidence such assignment and agrees to cooperate with PCP to perfect and collect such indebtedness.

2.       Payment

On and subject to the terms and conditions herein contained, PCP hereby agrees to pay Balkin:

(a) PCP shall pay Balkin $300,000 upon the date hereof provided Balkin concurrently delivers to PCP a release from Mark Fuller ("Fuller") releasing any and all claims of Fuller against Salle and PCP. If such equity has not been received by PCP as of the date hereof, then such amount shall be payable within fifteen (15) days after the date hereof provided such release of Fuller is delivered to PCP.

(b)      PCP shall pay Balkin $342,000, without interest.


(c)      PCP shall pay Balkin $1,000,000 as follows:


(i) Commencing on January 1 of the year immediately following the calendar year when PCP first has earnings before taxes as defined below, of at least Four Hundred Thousand Dollars ($400,000), the unpaid balance shall bear interest at the rate of eight percent (8%) per annum payable with each principal payment as provided below:

(ii) The principal of such indebtedness shall be paid in ten equal semi-annual payments on January 1 and July 1 of each year commencing January 1 of the year that is two fiscal years after that first fiscal year in which PCP has earnings before taxes as defined below of at least Four Hundred Thousand Dollars ($400,000). For example, if PCP's earnings for fiscal 1999 exceed $400,000, then payments shall begin on January 1, 2001.

(iii) PCP shall have the right to prepay such indebtedness and the interest thereon, in whole or in part, at any time.


(d) PCP shall have the right to set-off against any of such indebtedness, and the escrowed funds referred to in (g) below, and if such indebtedness is not sufficient; then the stock of CGI Holding Corporation ("CGI") referred to in paragraph 3 below, the amount of any and all loss, damage, claim, costs or expenses incurred by PCP or CGI, including reasonable attorney fees, asserted against or incurred by PCP or CGI arising from the payment of or defense against any obligations of Salle in excess of the Five Hundred Twenty-Five Thousand Dollars ($525,000) which PCP has agreed to pay pursuant to the Salle Agreement, the breach of any covenant, representation or warranty of Salle contained in the Salle Agreement or any agreement or instrument delivered in connection with the Salle Agreement or the failure of Salle to indemnify PCP and CGI as required under the Salle Agreement. Without limiting the foregoing, such claims shall include any claims made by any taxing authorities, creditors of Salle (including but not limited to any creditors listed or referred to on Exhibit E of the Salle Agreement), employees of Salle, customers of Salle or purchasers or users of products produced by Salle, any claims for environmental matters or any claims arising out of any litigation filed against Salle or any bankruptcy proceeding filed in respect of Salle. In addition to the amount of such claim, any interest which may have accrued on the off-set amount shall also be off-set against such indebtedness. PCP and CGI shall have the sole right to settle any such claims in a manner which they deem reasonable. In the event of any bankruptcy proceeding by or against Salle, to the extent any of the indebtedness assigned to PCP hereunder or any payments made to Balkin are deemed to be a preference or are required to be paid by PCP, such amount, plus any interest accrued thereon, shall be deducted from the payments to Balkin hereunder. If as a result of any such claim or proceeding, PCP is required to pay over an amount in excess of the balance due to Balkin and the value of the PCP and CGI stock, Balkin shall on demand pay such excess to PCP.


(e) If the claim for off-set exceeds the amount then owed to Balkin, then such claim may be off-set against the shares of CGI issued pursuant to this Agreement valued at the average closing price of CGI common stock for the five immediately preceding business days on which such stock actually traded including the day PCP gives written notice of such off-set.

(f) Balkin hereby agrees not to make any claims against Salle for the indebtedness assigned to PCP except such claims as PCP may direct.

(g) Notwithstanding the foregoing, from the amounts payable to Balkin on the execution hereof, $150,000 shall be deposited into an escrow with regard to the amount currently owed by Salle to Transcap Trade Financing ("Transcap"). PCP may at its option either take on assignment of Salle's rights and obligations under such agreement or cause such agreement to be terminated. If PCP does not take an assignment of such agreement, then such funds shall remain in escrow until such time as Transcap releases its claims against PCP and Salle and its liens on the assets acquired by PCP and PCP may apply any and all of such funds to obtain such release. Any of such escrowed funds remaining after such release shall be paid to Balkin. If PCP takes an assignment of such agreement, at such time as all the current obligations of Salle under such agreement are satisfied and paid other than by payment by PCP (for example, if such obligations are reduced or paid by credits and the check from Sam's Club referred to below), such escrowed funds shall be released to Balkin. PCP may use such escrowed funds to satisfy such obligations and at Balkin's direction shall use such funds for such purpose. Any funds remaining in such escrow after all of such obligations are satisfied and such claims and liens are released shall be paid to Balkin. If such funds are used to satisfy the obligations of Salle and if the pending payment of $80,375 has not been received from Sam's Club prior to such payment, then such payment from Sam's Club shall be paid to Balkin. Among such obligations to Transcap is the amount of $80,375 arising from a stopped check from Sam's Club. At such time as a replacement check is received from Sam's Club, such funds shall be used to reduce the obligation to Transcap, or if escrowed funds were used to pay such obligation and obtain such releases, such funds shall be paid to Balkin.

3.       Conversion of Indebtedness into CGI Stock

a) Balkin shall have the right at any time after January 1, 2001 to convert all of the then balance of the above referred indebtedness into common stock of CGI at the greater of $1.00 per share or the average closing market price of such CGI stock for the five immediately preceding business days on which such stock actually traded including the date CGI receives written notice from Balkin exercising such conversion right. Partial conversions shall not be permitted.

(b) The shares of stock of CGI issued on such conversion have not and will not be registered, may not be transferred except to CGI or other shareholders of CGI for two years from and after the date of their issuance, are not freely transferable except according to applicable law and the certificates therefor will bear legends setting forth that such shares have not been registered and the rights and restrictions set forth in this Agreement. As a precondition of the issuance of any shares of CGI or the transfer of such stock, the recipient shall be required to execute and deliver to CGI, as the case may be, an acknowledgment and agreement to the foregoing. In the event that CGI files a registration statement after the issuance of such shares of CGI, CGI will permit such shares to piggy back on such registration on the conditions of and to the extent the underwriter permits the same.

4.       Election as Director
Upon the consummation of the closing under the Salle Agreement, PCP agrees to appoint or elect Balkin and one other person designed by Balkin as directors of PCP.

5.       Indemnification

In addition to any other rights and remedies continued herein, Balkin hereby agrees to indemnify, hold harmless and defend PCP and CGI and their respective officers, directors, employees and agents, from and against any loss, costs, (including reasonable attorney's fees and costs), claims, suits or causes of action brought, threatened or incurred by or against them by reason of any of the following:

(a) As a consequence of any breach of this Agreement by Balkin or the Salle Agreement by Salle, any breach of a warranty made by Balkin or Salle hereunder or thereunder or the failure of any representation made hereunder thereunder to be true;

(b) Any suit or threat of suit by any party, including, without limitation, any claims by creditors of Salle;


(c) Any suit or threat of suit by any of Salle's employees, former employees, securities holders or lenders, except with respect to any suit or claim arising or threatened solely by reason of PCP's acts or omissions to act which constitute a breach of PCP's obligations under the Salle Agreement;

(d) Any product liability claims of any kind, arising with respect to products, manufactured or sold by Salle; and


(e) Environmental liability, if any, as a result of the Salle Agreement or any transactions contemplated by or engaged in pursuant to or on account of such Agreement.

6.       MISCELLANEOUS

(a)      Captions.

The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

(b)      Number and Gender of Words

Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

(c)      Notices.

All notices, demands, requests and other communications required or permitted hereunder shall be in writing, and shall be personally delivered or mailed by certified mail, first class postage prepaid, or by prepaid Federal Express or other messenger service, to the party to which directed at its address as it appears below, and shall be deemed to have been give on the date actually received or refused. Any party may change its address for purposes of this paragraph by giving written notice of such change to all other parties in the manner hereinabove provided:

If to the PCP or CGI:

John Giura
8400 Brookfield Avenue
Brookfield, Illinois 60513

With copy to:

David J. Jolivette
Jolivette & Templer, P.C.
10 South LaSalle Street
Suite 1017
Chicago, Illinois 60603

If to the Balkin:

Michael Balkin
_ William Blair & Company
222 West Adams
Chicago, Illinois 60606

With copy to:

Jeffrey Hechtman
Horwood, Marcus & Berk, Chtd.
333 West Wacker Drive
Suite 2800
Chicago, Illinois 60606




(d)      Governing Law.

This Agreement is intended to be performed in the State of Illinois and the laws of such State, excluding its choice of laws provisions, shall govern the validity, construction, enforcement and interpretation of this Agreement, and all parties agree to the venue and jurisdiction of any Court in Cook County, Illinois.



(e)      Entirety and Amendments.

This Agreement embodies the entire Agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the transaction contemplated herein, and may be amended or supplemented only by an instrument in writing executed by both parties.

(f)      Invalid Provisions.

If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable; the Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of the Agreement and the remaining provisions of the Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be legal, valid or enforceable.

(g)      Multiple Counterparts.

This Agreement may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one Agreement, but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.



(h)      Parties Bound.

This Agreement shall be binding upon and inure to the benefit of Seller, PCP, CGI and Balkin and their respective heirs, legatees, successors and assigns.

(i)      Further Acts.

In addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered, PCP and Balkin agree to cause to be performed, executed and/or delivered such further acts, deeds and assurances as may be reasonably requested by any party or necessary to consummate the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


                  PERSONAL CARE PRODUCTS, INC.


                  By:

                  Its:



                  Michael Balkin




CGI HOLDING CORPORATION, for valuable consideration, agrees to the provision of the foregoing Agreement for the conversion of such indebtedness and stock of PCP into common stock of CGI on the terms and conditions contained therein.

                   CGI HOLDING CORPORATION


                   By:

                   Its:


                          FIRST AMENDMENT TO AGREEMENT



FIRST AMENDMENT TO AGREEMENT made as of March 16, 1999 by and between PERSONAL CARE PRODUCTS, INC., and Illinois Corporation ("PCP") and MICHAEL BALKIN ("Balkin").

                              W I T N E S S E T H:

PCP and Balkin entered into an Agreement dated March 5,1999 (the "Agreement") regarding the purchase by PCP of certain indebtedness of Salle' International, L.L.C. to Balkin. PCP and Balkin desire to amend such Agreement in certain respects:

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually agreed as follows:

1. Payments:
The equity referred to in paragraph 2(a) of the Agreement has not yet been received. The Release from Mark Fuller has been received by PCP.

(a) It is agreed that the due date for the payments  under  paragraphs  2(a) and
(b) of the Agreement are extended to April 30, 1999.


(b) So long as at least $150,000 shall remain unpaid, no amounts need by deposited into an escrow under paragraph 2 (g) of the Agreement. At such time as the amount owed to Balkin as provided above shall be equal to or less than the amount owed by Salle with reference to Transcap Trade Financing, such amounts, if any, shall be placed into escrow and held pursuant to such paragraph 2 (g) of the Agreement.

2. Continuing Agreement

Except as herein amended, the Agreement shall continue in full force and effect according to its terms.

IN WITNESS WHEREOF, the parties have executed this instrument as of the day and year first written above.


                            PERSONAL CARE PRODUCTS, INC.



                            By:

                            Its:



                             Michael Balkin



                                   Exhibit 2.3

   Agreement dated March 5, 1999, by and between Personal Care Products, Inc.
                                and Neil Seltzer


                                    AGREEMENT



AGREEMENT made this fifth day of March, 1999, by and between PERSONAL CARE PRODUCTS, INC., an Illinois corporation ("PCP"), and NEIL SELTZER, ("Seltzer").

                              W I T N E S S E T H:

Concurrently herewith PCP as Buyer is purchasing certain assets of Salle' International, L.L.C., an Illinois limited liability company ("Salle") pursuant to an Asset Purchase Agreement dated March 2, 1999 (the "Salle Agreement"). Seltzer is a creditor of Salle. PCP is not willing to consummate such transaction with Salle without the agreement of Seltzer contained herein.

NOW  THEREFORE,  in  consideration  of these  premises  and for  other  good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, it is mutually agreed as follows:

1.       Assignment of Debt

On and subject to the terms and conditions herein contained, Seltzer hereby sells, assigns and transfers to PCP any and all indebtedness known or unknown, liquidated or unliquidated, contingent or absolute, owed by Salle to Seltzer and any claims of Seltzer against Salle related thereto Seltzer represents that the total liquidated indebtedness of Salle to Seltzer on the date hereof is $50,000. Seltzer agrees to execute and deliver from time to time any additional documents which PCP may request to evidence such assignment and agrees to cooperate with PCP to perfect and collect such indebtedness.

2.       Payment

On and subject to the terms and conditions herein contained PCP hereby agrees to pay Seltzer $50,000.00 which shall be payable as follows:

(a) Commencing on January 1 of the year when PCP first has earnings before taxes as defined below, of at least Four Hundred Thousand Dollars ($400,000) or commencing on the date hereof if such earnings are achieved in 1999, the unpaid balance shall bear interest at the rate of eight percent (8%) per annum payable with each principal payment as provided below.

(b) The principal of such indebtedness shall be paid in ten equal semi-annual payments on January 1 and July 1 of each year commencing January 1, 2001.
                  (
c) PCP shall have the right to prepay such indebtedness and the interest thereon, in whole or in part, at any time.

(d) In the event of any bankruptcy proceeding by or against Salle, to the extent any of the indebtedness assumed by PCP hereunder or any payments made to Seltzer are deemed to be a preference or are required to be paid by PCP, such amount, plus any interest accrued thereon, shall be deducted from the indebtedness being assumed and shall not be an obligation of PCP. If as a result of any such claim or proceeding PCP is required to pay over an amount in excess of the balance due to Seltzer, and the value of the CGI stock, Seltzer shall on demand pay such excess to PCP.

(e)      Seltzer   hereby  agrees  not  to  make  any  claims   against  Salle
for the indebtedness assumed by or assigned to PCP except such claims as PCP may direct.

3.       Conversion of Indebtedness into CGI Stock

(a) Seltzer shall have the right at any time after January 1, 2001 to convert all of the above referenced indebtedness into common stock of CGI at the greater of $1.00 per share or the average closing market price of such CGI stock for the five immediately preceding business days on which such stock actually traded including the date CGI receives written notice from Seltzer exercising such conversion right. Partial conversions shall not be permitted.

(b) In the event any bankruptcy proceeding is filed by or against Salle and the insurance of such stock of PCP is deemed to be a preference, then such stock shall be cancelled and returned to PCP.

(c) The shares of stock of CGI have not and will not be registered, may not be transferred except to PCP, CGI or other shareholders of PCP for two years from and after the date hereof, are not freely transferable except according to applicable law and the certificates therefor will bear legends setting forth that such shares have not been registered and the rights and restrictions set forth in this Agreement. As a precondition of the issuance of any shares of CGI or the transfer of such stock, the recipient shall be required to execute and deliver to CGI an acknowledgment and agreement to the foregoing. In the event that CGI files a registration statement after the issuance of such shares of CGI, CGI will permit such shares to piggy back on such registration on the conditions of and to the extent the underwriter permits the same.

4.       Determination of Earning

As used in this Agreement, the determination of PCP's earning's before taxes shall mean PCP's taxable earnings for federal income tax purposes before interest, taxes, depreciation and amortization determined by PCP's accountants according to generally accepted accounting principles consistently applied ("GAAP"), provided, however, any amounts recovered by PCP as the result of any suit or threatened suit to collect receivables assigned to PCP by Salle shall be deducted from such earnings.

5.       MISCELLANEOUS
(a)      Captions.

The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

(b)      Number and Gender of Words

Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

(c)      Notices.

All notices, demands, requests and other communications required or permitted hereunder shall be in writing, and shall be personally delivered or mailed by certified mail, first class postage prepaid, or by prepaid Federal Express or other messenger service, to the party to which directed at its address as it appears below, and shall be deemed to have been give on the date actually received or refused. Any party may change its address for purposes of this paragraph by giving written notice of such change to all other parties in the manner hereinabove provided:
If to the PCP or CGI:

John Giura
8400 Brookfield Avenue
Brookfield, Illinois 60513

With copy to:

David J. Jolivette
Jolivette & Templer, P.C.
10 South LaSalle Street
Suite 1017
Chicago, Illinois 60603

If to the Seltzer:

Neil Seltzer
_ William Blair & Company
222 West Adams
Chicago, Illinois 60606


With copy to:

Jeffrey Hechtman
Horwood, Marcus & Berk, Chtd.
333 West Wacker Drive
Suite 2800
Chicago, Illinois 60606



(d)      Governing Law.

This Agreement is intended to be performed in the State of Illinois and the laws of such State, excluding its choice of laws provisions, shall govern the validity, construction, enforcement, and interpretation of this Agreement, and all parties agree to the venue and jurisdiction of any Court in Cook County, Illinois.

(e)      Entirety and Amendments.

This Agreement embodies the entire Agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the transaction contemplated herein, and may be amended or supplemented only by an instrument in writing executed by both parties.

(f)      Invalid Provisions.

If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable; the Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of the Agreement and the remaining provisions of the Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be legal, valid or enforceable.

(g)      Multiple Counterparts.

This Agreement may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one Agreement, but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

(h)      Parties Bound.

This Agreement shall be binding upon and inure to the benefit of Seller, PCP, CGI and Seltzer and their respective heirs, legatees, successors and assigns.

(i)      Further Acts.

In addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered, PCP and Seltzer agree to cause to be performed, executed and/or delivered such further acts, deeds and assurances as may be reasonably requested by any party or necessary to consummate the transactions contemplated hereby.



IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                   PERSONAL CARE PRODUCTS, INC.


                   By:

                   Its:



                   Neil Seltzer




CGI HOLDING CORPORATION, for valuable consideration, agrees to the provision of the foregoing Agreement for the conversion of such indebtedness into common stock of CGI on the terms and conditions contained therein.

                   CGI HOLDING CORPORATION


                   By:

                   Its:





                                   Exhibit 2.4

    Subscription Agreement dated March 8, 1999, by and between Personal Care

                        Products, Inc. and PCP Partners.


                             SUBSCRIPTION AGREEMENT


SUBSCRIPTION AGREEMENT made this 8th day of March, 1999, by and between PERSONAL
CARE  PRODUCTS,   INC.,  an  Illinois  corporation  ("PCP"),  and  PCP  PARTNERS
("Partners").
                              W I T N E S S E T H:

PCP as Buyer has purchased certain assets of Salle' International, L.L.C., an Illinois limited liability company ("Salle") pursuant to an Asset Purchase Agreement (the "Salle Agreement"). Partner's desire to subscribe for stock of PCP on the terms and conditions herein contained.

NOW  THEREFORE,  in  consideration  of these  premises  and for  other  good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, it is mutually agreed as follows:

1.       Subscriptions

Partners hereby subscribe for 35,000 shares of Class B common stock of PCP and agree to pay $1.00 per share for such stock, payable concurrently with the Closing under the Salle Agreement. Such common stock shall not be registered and may not be transferred except as provided in this Agreement . The certificate for such shares shall bear a legend to such effect. Partners represents and warrants that it is an accredited investor, as defined in applicable securities laws and regulations.

2.       Conversion and Repurchase Rights

(a) PCP and CGI Holding Corporation ("CGI") shall from July 1, 2000 through June 30, 2002 have the option to purchase such shares of PCP for Forty Thousand Seven Hundred Fifteen Dollars ($40,715) for each one percent (1%) of the issued and outstanding shares of PCP if the earnings of PCP before taxes for the immediately preceding July 1 to January 30 period were less than Two Million Five Hundred Thousand Dollars ($2,500,000) or for Fifty-Four Thousand Two Hundred Eighty-Five Dollars ($54,285) if PCP's earnings before taxes for such period were equal to or greater than Two Million Five Hundred Thousand Dollars ($2,500,000). PCP or CGI may exercise such right as to all or, from time to time, part of such shares from such shareholders in equal or unequal amounts or proportions as PCP or CGI shall determine.

(b) If earnings before taxes of PCP were at least One Million Five Hundred Thousand Dollars ($1,500,000) but less than Two Million Five Hundred Thousand Dollars ($2,500,000) for the preceding July 1 to June 30 period, then the holders of such shares of PCP shall, for a twelve (12) month period from and after July 1 immediately following such period, have the right to convert such shares of PCP into common stock of CGI on the basis of Forty Thousand Seven Hundred Fifteen Dollars ($40,715) for each one percent (1%) interest of Buyer and if such profits of PCP before taxes were equal to or greater than Two Million Five Hundred Thousand Dollars ($2,500,000) for such period then the holders of such shares shall for such immediately following twelve (12) month period have the right to convert such shares of PCP into common stock of CGI on the basis of Fifty-Four Thousand Two Hundred Eighty-Five Dollars ($54,285) for each one percent (1%) interest of PCP, in either case, based on the greater $1.00 for each share of common stock of CGI or eighty-five percent (85%) of the average closing price of CGI common stock for the five immediately preceding business days on which such stock actually traded including the day CGI receives written notice of the exercise of such option. To be effective, a holder of such stock of PCP most exercise its right as to all the stock of PCP then owned by such party.

(c) The shares of stock of PCP or CGI have not and will not be registered, may not be transferred except to PCP, CGI or other shareholders of PCP for two years from and after the date hereof, are not freely transferable except according to applicable law and the certificates therefor will bear legends setting forth that such shares have not been registered and the rights and restrictions set forth in this Agreement. As a precondition of the issuance of any shares of CGI or the transfer of such stock, the recipient shall be required to execute and deliver to PCP or CGI, as the case may be, an acknowledgment and agreement to the foregoing. In the event that CGI files a registration statement after the issuance of such shares of CGI, CGI will permit such shares to piggy back on such registration on the conditions of and to the extent the underwriter permits the same.

3.       Determination of Earning

As used in this Agreement, the determination of PCP's earning's before taxes shall mean PCP's taxable earnings for federal income tax purposes before interest, taxes, depreciation and amortization determined by PCP's accountants according to generally accepted accounting principles consistently applied ("GAAP"), provided, however, any amounts recovered by PCP as the result of any suit or threatened suit to collect receivables assigned to PCP by Salle shall be deducted from such earnings.

4.       Off-Set Rights

Under an Agreement to be entered into between PCP and Michael Balkin ("Balkin"), Balkin is agreeing to indemnify PCP and CGI for certain matters arising from Salle and is granting certain off-set rights to PCP against indebtedness of PCP to Balkin. In the event there is not sufficient indebtedness for such off-set and Balkin has failed to indemnify PCP and/or CGI on demand, then PCP shall have the right to set-off against such stock of PCP and/or the stock of CGI in to which PCP stock is converted the amount of any and all loss, damage, claim, costs or expenses incurred by PCP or CGI, including reasonable attorney fees, for which Balkin has failed to indemnify PCP and/or CGI at, for PCP stock the value determined in paragraphs 2 (a) above disregarding time limitation and for CGI stock, at the average closing price of CGI common stock for the five immediately preceding business days on which such stock actually traded including the day PCP or CGI gives such notice.

5.       MISCELLANEOUS

(a)      Captions.

The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

(b)      Number and Gender of Words

Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

(c)      Notices.

All notices, demands, requests and other communications required or permitted hereunder shall be in writing, and shall be personally delivered or mailed by certified mail, first class postage prepaid, or by prepaid Federal Express or other messenger service, to the party to which directed at its address as it appears below, and shall be deemed to have been give on the date actually received or refused. Any party may change its address for purposes of this paragraph by giving written notice of such change to all other parties in the manner hereinabove provided:

If to the PCP or CGI:

John Giura
8400 Brookfield Avenue
Brookfield, Illinois 60513

With copy to:

David J. Jolivette
Jolivette & Templer, P.C.
10 South LaSalle Street
Suite 1017
Chicago, Illinois 60603

If to the Partners:

Michael Balkin
_ William Blair & Company
222 West Adams
Chicago, Illinois 60606



With copy to:

Jeffrey Hechtman
Horwood, Marcus & Berk, Chtd.
333 West Wacker Drive
Suite 2800
Chicago, Illinois 60606



(d)      Governing Law.

This Agreement is intended to be performed in the State of Illinois and the laws of such State, excluding its choice of laws provisions, shall govern the validity, construction, enforcement and interpretation of this Agreement, and all parties agree to the venue and jurisdiction of any Court in Cook County, Illinois.

(e)      Entirety and Amendments.

This Agreement embodies the entire Agreement between the parties and supersedes all prior agreements and understandings, if any, relating to the transaction contemplated herein, and may be amended or supplemented only by an instrument in writing executed by both parties.

(f)      Invalid Provisions.

If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable; the Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of the Agreement and the remaining provisions of the Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be legal, valid or enforceable.

(g)      Multiple Counterparts.

This Agreement may be executed in a number of identical counterparts. If so executed, each of such counterparts is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one Agreement, but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

(h)      Parties Bound.

This Agreement shall be binding upon and inure to the benefit of PCP, CGI and Partners and their respective heirs, legatees, successors and assigns.

(i)      Further Acts.

In addition to the acts and deeds recited herein and contemplated to be performed, executed and/or delivered, PCP and Partners agree to cause to be performed, executed and/or delivered such further acts, deeds and assurances as may be reasonably requested by any party or necessary to consummate the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                   PERSONAL CARE PRODUCTS, INC.


                   By:

                   Its:



                   PCP PARTNERS


                   By:

                   Michael Balkin, General Partner






CGI HOLDING CORPORATION, for valuable consideration, agrees to the provision of the foregoing Agreement for the conversion of such indebtedness and stock of PCP into common stock of CGI on the terms and conditions contained therein.

                   CGI HOLDING CORPORATION


                   By:

                   Its: